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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                January 16, 2007
                Date of Report (Date of earliest event reported)

                             SOVEREIGN BANCORP, INC.
             (Exact name of registrant as specified in its charter)

         Pennsylvania                   1-16581                   23-2453088
 (State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)              File Number)               Ident. No.)

       1500 Market Street, Philadelphia, Pennsylvania               19102
          (Address of principal executive offices)                (Zip Code)

                                 (215) 557-4630
               Registrant's telephone number, including area code

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 2.02  RESULTS OF OPERATION AND FINANCIAL CONDITION.

         On January 17, 2007, Sovereign Bancorp, Inc. (the "Company") issued a press release discussing the Company's fourth quarter results. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for any purpose.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On January 16, 2007, the Board of Directors of the Company appointed Joseph P. Campanelli (age 50) as President and Chief Executive Officer of the Company and Sovereign Bank (the "Bank"), the Company's wholly-owned banking subsidiary. Mr. Campanelli was also appointed to serve as a Class III director of the Company's Board of Directors, with a term expiring in 2008, and as a director of the Bank, with a term expiring in 2007. Mr. Campanelli had previously served as interim President and interim Chief Executive Officer of the Company and interim Chief Executive Officer of the Bank since October 10, 2006. Prior to this appointment, Mr. Campanelli previously served as President and Chief Executive Officer of Sovereign Bank New England Division from January 1, 2005, President and Chief Operating Officer of Sovereign Bank New England Division from January 2000 and Vice Chairman of the Company from September 2002. Mr. Campanelli has been employed by the Company as an executive team member since 1997.

         Mr. Campanelli's employment agreement, dated as of January 1, 2003, as amended May 30, 2006 and October 10, 2006, provides that the parties will negotiate and promptly enter into a new restated employment agreement in the event Mr. Campanelli was named permanent President and Chief Executive Officer of the Company. Until such time, Mr. Campanelli will continue to be employed under his existing employment agreement. Item 5.02 of the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 14, 2006, contains information regarding Mr. Campanelli's existing employment agreement.

         Mr. Campanelli has loans from the Bank which were made in the ordinary course of business, were made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features.

ITEM 8.01   OTHER EVENTS.

         On January 16, 2007, the Board of Directors of the Company appointed P. Michael Ehlerman as non-executive Chairman of the Board of Directors of the Company and will preside over the executive sessions of the non-management directors of the Company. Mr. Ehlerman was also appointed as non-executive Chairman of the Board of Directors of the Bank.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits:

99.1  Press release, dated January 17, 2007, of Sovereign Bancorp, Inc.

99.2  Press release, dated January 16, 2007, of Sovereign Bancorp, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SOVEREIGN BANCORP, INC.

Dated: January 17, 2007

                                                   By:  /s/ Stacey V. Weikel
                                                        ------------------------
                                                        Stacey V. Weikel
                                                        Senior Vice President

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                                  EXHIBIT INDEX

Exhibit
Number                                  Description
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99.1         Press release, dated January 17, 2007, of Sovereign Bancorp, Inc.

99.2         Press release, dated January 16, 2007, of Sovereign Bancorp, Inc.